Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

Vice President and
/s/Jeffrey W. Basch     Chief Accounting Officer
Jeffrey W. Basch

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 13th day of February, 2016.

Position(s) with
Signature    The Progressive Corporation

Vice President and

/s/John P. Sauerland	Chief Financial Officer
John P. Sauerland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 17th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

Director, Chairman of the Board,
/s/Glenn M. Renwick     President and Chief Executive Officer
Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16 day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Stuart B. Burgdoerfer     Director
Stuart B. Burgdoerfer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 17th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Charles A. Davis     Director
Charles A. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Roger N. Farah     Director
Roger N. Farah

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 11th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Lawton W. Fitt     Director
Lawton W. Fitt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 15 day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Stephen R. Hardis     Lead Independent Director
Stephen R. Hardis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Jeffrey D. Kelly     Director
Jeffrey D. Kelly

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Patrick H. Nettles, Ph.D.     Director
Patrick H. Nettles, Ph.D.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 16th day of February, 2016.

Position(s) with
Signature     The Progressive Corporation

/s/Bradley T. Sheares, Ph.D.     Director
Bradley T. Sheares, Ph.D.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I hereby constitute and appoint Charles E. Jarrett, Dane A. Shrallow, David M. Coffey and Laurie F. Humphrey, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign and file with the Securities and Exchange Commission the Annual Report on Form 10-K of The Progressive Corporation for the year ended December 31, 2015, and any and all amendments relating thereto and other documents in connection therewith, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and requisite to be done in connection with the foregoing, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their respective substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name in the capacity(ies) set forth below this 17th day of February, 2016.

Position(s) with
Signature    The Progressive Corporation

/s/Barbara R. Snyder     Director
Barbara R. Snyder